EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign one or more registration statements and any and all amendments (including post-effective amendments) and supplements relating thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, for the purpose of registering shares of common stock of Cullen/Frost Bankers, Inc. (together with attached stock purchase rights) for the Cullen/Frost Bankers, Inc. 2001 Stock Plan and Cullen/Frost Bankers, Inc. 1992 Stock Plan, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                   SIGNATURE                                  TITLE                          DATE

/s/ T.C. FROST                                     Senior Chairman of the Board         August 28, 2001
-----------------------------------------------            and Director            -------------------------
T.C. FROST

/s/ RICHARD W. EVANS, JR.                            Chairman of the Board and          August 28, 2001
-----------------------------------------------    Director (Principal Executive   -------------------------
RICHARD W. EVANS, JR.                                        Officer)

/s/ R. DENNY ALEXANDER                                                                  August 28, 2001
-----------------------------------------------              Director              -------------------------
R. DENNY ALEXANDER

/s/ CARLOS ALVAREZ                                                                      August 28, 2001
-----------------------------------------------              Director              -------------------------
CARLOS ALVAREZ

/s/ ISAAC ARNOLD, JR.                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
ISAAC ARNOLD, JR.

/s/ ROYCE S. CALDWELL                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
ROYCE S. CALDWELL

/s/ BOB W. COLEMAN                                                                      August 28, 2001
-----------------------------------------------              Director              -------------------------
BOB W. COLEMAN

/s/ HARRY H. CULLEN                                                                     August 28, 2001
-----------------------------------------------              Director              -------------------------
HARRY H. CULLEN

/s/ EUGENE H. DAWSON, SR.                                                               August 28, 2001
-----------------------------------------------              Director              -------------------------
EUGENE H. DAWSON, SR.



/s/ RUBEN M. ESCOBEDO                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
RUBEN M. ESCOBEDO

/s/ PATRICK B. FROST                                                                    August 28, 2001
-----------------------------------------------              Director              -------------------------
PATRICK B. FROST

/s/ JOE R. FULTON                                                                       August 28, 2001
-----------------------------------------------              Director              -------------------------
JOE R. FULTON

/s/ PRESTON M. GEREN III                                                                August 28, 2001
-----------------------------------------------              Director              -------------------------
PRESTON M. GEREN III

/s/ JAMES L. HAYNE                                                                      August 28, 2001
-----------------------------------------------              Director              -------------------------
JAMES L. HAYNE

/s/ KAREN E. JENNINGS                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
KAREN E. JENNINGS

/s/ RICHARD M. KLEBERG, III                                                             August 28, 2001
-----------------------------------------------              Director              -------------------------
RICHARD M. KLEBERG, III

/s/ ROBERT S. MCCLANE                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
ROBERT S. MCCLANE

/s/ IDA CLEMENT STEEN                                                                   August 28, 2001
-----------------------------------------------              Director              -------------------------
IDA CLEMENT STEEN

/s/ HORACE WILKINS, JR.                                                                 August 28, 2001
-----------------------------------------------              Director              -------------------------
HORACE WILKINS, JR.

/s/ MARY BETH WILLIAMSON                                                                August 28, 2001
-----------------------------------------------              Director              -------------------------
MARY BETH WILLIAMSON
